UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

LIFEWAY FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIFEWAY FOODS, INC.
6431 W. OAKTON
MORTON GROVE, IL 60053

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 6, 2012

TO OUR SHAREHOLDERS:

You are invited to be present either in person or by proxy at the Annual Meeting of Shareholders of Lifeway Foods, Inc., an Illinois corporation (the “Company”), to be held at the Double Tree by Hilton – North Shore Conference Center, 9599 Skokie Blvd., Skokie, Illinois 60077, on July 6, 2012 at 2:00 p.m. local time (the “Meeting”), to consider and act upon the following:

1.	The election of five Directors to serve until the next meeting or until their successors are duly elected and qualified.

2.	The ratification of the appointment of Plante & Moran, PLLC, as independent auditors for the next fiscal year.

3.	The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Only shareholders of Common Stock of record at the close of business on May 8, 2012 will be entitled to notice of and to vote at the Meeting.  The stock transfer books of the Company will remain open.

WE INVITE EACH OF YOU TO ATTEND THE MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES VIA THE INTERNET OR THE TOLL-FREE TELEPHONE NUMBER AS DESCRIBED IN THE ENCLOSED MATERIALS.  IF YOU RECEIVED A PROXY CARD BY MAIL, PLEASE SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR VOTE BY PROXY WILL NOT BE USED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE, REGARDLESS OF THE MANNER USED TO TRANSMIT YOUR VOTING INSTRUCTIONS.

BY ORDER OF THE BOARD OF DIRECTORS Ludmila Smolyansky Chairperson of the Board Skokie, Illinois May 25, 2012

LIFEWAY FOODS, INC.

PROXY STATEMENT

PROCEDURAL MATTERS

THIS PROXY STATEMENT IS FURNISHED TO THE SHAREHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE “COMPANY” or “LIFEWAY”), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE “MEETING”) TO BE HELD AT 2:00 P.M., LOCAL TIME, ON JULY 6, 2012, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Shareholders of record of Common Stock of the Company at the close of business on May 8, 2012 (the “Record Date”), will be entitled to notice of and to vote at the Meeting.  The Meeting will be held at the Double Tree by Hilton – North Shore Conference Center, 9599 Skokie Blvd., Skokie, Illinois 60077.  Proxies received prior to the Meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each nominee for Director named in this Proxy Statement and in favor of each other proposal set forth in this Proxy Statement.  A shareholder who votes by proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the Meeting and voting in person.  Beneficial owners wishing to vote at the Meeting who are not shareholders of record on the Company’s books (e.g., persons holding in street name) must bring to the Meeting a power of attorney or proxy in their favor signed by the holder of record in order to be able to vote.

SOLICITATION OF PROXIES

Our proxy materials are primarily available to shareholders on the Internet, as permitted by rules of the U.S. Securities and Exchange Commission (the “SEC”).  A Notice of Internet Availability of Proxy Materials is first being mailed to shareholders beginning approximately May 25, 2012, and this Proxy Statement and the form of proxy, together with our Annual Report on Form 10-K, are first being made available to the shareholders beginning approximately May 25, 2012 at www.proxyvote.com.

All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company.  In addition to solicitation of proxies by mail, the directors, officers and investor relations staff (who will receive no compensation in addition to their regular remuneration) of the Company named herein may solicit the return of proxies by telephone, telegram or personal interview.  As of this date, the Company has retained Broadridge Financial Solutions, Inc. (“Broadridge”), an outside firm, to solicit proxies solely from individual shareholders of record and to print proxy notices and other related materials.  The services provided by Broadridge to the Company are expected to cost approximately $6,000.  The Company has also retained Automatic Data Processing, Inc. (“ADP”), at an approximate cost of $3,000, to contact banks, brokerage houses and other custodians, nominees and fiduciaries with requests to forward copies of the proxy materials to their respective principals and to request instructions for voting the proxies.  The expenses of such banks, brokerage houses and other custodians, nominees and fiduciaries in connection therewith are covered by the estimated fee to be paid by the Company to ADP.  Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

VOTING OF PROXIES

A form of proxy is provided for use at the Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.  Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof.

VOTING SECURITIES AND VOTE REQUIRED

Only holders of the 16,379,417 shares of Common Stock, no par value per share, of record outstanding at the close of business on May 8, 2012, will be entitled to vote at the Meeting.  Each holder of Common Stock is entitled to one vote for each share held by such holder.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.  Under the rules of the SEC, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposal 2.  Votes withheld in connection with the election of one or more of the nominees for Director or Proposal 2 will be counted as votes cast against such individuals or Proposal 2 and will be counted toward the presence of a quorum for the transaction of business.  If no direction is indicated, the proxy will be voted for the election of the nominees for Director and for Proposal 2.  The form of proxy provides for withholding of votes with respect to the election of Directors and a shareholder present at the Meeting also may abstain with respect to such election.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2011 (the “Annual Report”) has been posted along with this Proxy Statement.  Shareholders are referred to the Annual Report for information concerning the Company’s business and operations, but the Annual Report is not part of the proxy soliciting materials.

PROPOSAL 1: ELECTION OF DIRECTORS

Five Directors are to be elected at the Meeting.  The Company’s Board has a maximum number of Directors equal to seven and is continuing its search for nominees for election as Directors to replace Mr. Katz and fill the additional vacancy.  Directors will be elected at the Meeting to serve until the next annual meeting of shareholders of the Company or until each of their successors shall be duly elected and qualified.  As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election of each of the five nominees of the Board named below as Directors of the Company.  Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Company), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board.  Each of the nominees is currently serving as a Director of the Company.

REQUIRED VOTE

The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors.  Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO ELECT THE DIRECTORS NOMINATED HEREIN TO SERVE AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The names of the nominees and certain information with regard to each nominee follows:

NAME	AGE	TITLE
Ludmila Smolyansky	61	Director and Chairperson of the Board of Directors
Julie Smolyansky	36	CEO, President, and Director
Pol Sikar	63	Director
Renzo Bernardi	59	Director
Gustavo Carlos Valle	47	Director

DIRECTORS, NOMINEES FOR ELECTION AS DIRECTOR AND EXECUTIVE OFFICERS

LUDMILA SMOLYANSKY, 61, was appointed as a Director by the Board to fill a vacancy created by an increase of the maximum number of Directors up to seven and unanimously elected as the Chairperson of the Board in November 2002. For more than 20 years, Mrs. Smolyansky has been the operator of several independent delicatessen, gourmet food distributorship businesses and imported food distributorships. In 2002, prior to the commencement of her tenure as a Director, she was hired by the Company as its General Manager. Mrs. Smolyansky devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Mrs. Smolyansky is the mother of Julie Smolyansky (the President, Chief Executive Officer, and a Director of the Company) and Edward P. Smolyansky (the Company Treasurer and Chief Financial and Accounting Officer). Mrs. Smolyansky brings many years of food industry experience to the Board.

JULIE SMOLYANSKY, 36, was appointed as a Director, and elected President, Chief Executive Officer, Chief  Financial Officer and Treasurer of the Company by the Board of Directors to fill the vacancies in those positions created by the death of her father, Michael Smolyansky, in June 2002. She is a graduate with a Bachelor’s degree from the University of Illinois at Chicago. Prior to her appointment, Ms. Smolyansky spent six years as the Company’s Director of Sales and Marketing. She devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Ms. Smolyansky is the daughter of Ludmila Smolyansky, the Chairperson of the Board. In 2004, Ms. Smolyansky resigned as Chief Financial Officer and Treasurer and Edward Smolyansky, Ms. Smolyansky’s brother, was appointed to such positions. Ms. Smolyansky brings historical and operational expertise and experience to the Board.

POL SIKAR, 63, has been a Director of the Company since its inception in February 1986. He is a graduate with a Master’s degree from the Odessa State Institute of Civil Engineering in Russia. For more than 12 years, he has been President and a major shareholder of Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company. Mr. Sikar holds no other directorships in any other reporting company. Mr. Sikar has been a Director since inception and brings a historical perspective to the Board.

RENZO BERNARDI, 59, has been a Director of the Company since 1994. Mr. Bernardi is the president and founder of Renzo & Sons, Inc., a Dairy and Food Service Company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 30 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi devotes as much time as necessary to the business of the Company. Mr. Bernardi holds no other directorships in any other reporting company. Mr. Bernardi brings deep industry experience to the Board.

GUSTAVO CARLOS VALLE, 47, has been a Director of the Company since June 19, 2009.  He is an Argentine citizen and was appointed President and CEO of the Dannon Company, Inc. effective April 1, 2009.  Mr. Valle joined Danone Argentina in 1996 as Vice President Finance where he  became CEO of Danone Waters Argentina in 2002.  Two years later, he was appointed CEO of Danone Brazil.  Mr. Valle graduated in Economics from Buenos Aires University in Argentina.  Mr. Valle holds no other directorships in any other reporting company. Mr. Valle has been designated by DS Waters, L.P. (as the related successor to The Dannon Company, Inc.) to be its representative to the Board in accordance with the terms of that certain Stockholders’ Agreement, as amended, between the Company and Dannon. Mr. Valle brings deep industry experience to the Board.

EUGENE B. KATZ, 35, was elected as a Director of the Company at the Company’s annual meeting held on June 17, 2011.  Mr. Katz is a Senior Vice President of Hovde Financial in Inverness, IL, an investment banking firm focused on the financial services industry, and has been employed there since 1997.  Mr. Katz advises financial institutions in the identification and implementation of strategic alternatives including structuring and negotiating mergers, acquisitions, sale assignments, branch acquisitions and divestitures, and raising capital.  He is actively involved in growing his firm’s international client practice with cross-border transactions and a special focus on emerging markets.  Mr. Katz serves on the Board of Directors of MRL Industries in Itasca, Illinois.  Mr. Katz holds no directorship in any reporting company.  Mr. Katz earned his undergraduate degree in Finance and Investments with a concentration in International Studies from Babson College in Massachusetts.  Mr. Katz brings financial and strategic experience to the Board.

EDWARD P. SMOLYANSKY, 32, was appointed as Chief Financial and Accounting Officer and Treasurer of Lifeway in November 2004. He had served as the Controller of the Company from June 2002 until such time. He received his baccalaureate degree in finance from Loyola University of Chicago in December 2001. Edward P. Smolyansky is the brother of Company President and CEO Julie Smolyansky and the son of Lifeway’s Chairperson of the Board, Ludmila Smolyansky.

VALERIY NIKOLENKO, 66, Vice President of Operations, has been VP of Operations for 15 years with Lifeway.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, Directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such reports received or representations from certain reporting persons, the Company believes that, during the year ended December 31, 2011, all other Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were timely met except that (1) Edward Smolyansky did not timely file two Form 4s regarding one transaction each, (2) Ludmila Smolyansky did not timely file one Form 4 regarding nine transactions and one Form 4 regarding three transactions and (3) Eugene Katz did not timely file a Form 3.

BOARD AND COMMITTEE MEETINGS

Board Leadership.

Since 2004, the positions of Chairperson of the Board of the Company and Chief Executive of the Company have been held by different individuals.  Currently, Ludmila Smolyansky serves as Chairperson of the Board of the Company and Julie Smolyansky as Chief Executive of the Company.  These two individuals provide leadership to the Board of Directors by setting the agenda for Board meetings, preparing information and alternatives for presentation to the Board and leading discussions among, and facilitating decision making by, the Board of Directors.

The Board believes that this structure is appropriate because it results in a balanced leadership, combining a separate independent Chairperson together with a member of management involved in the day-to-day operation of the Company’s business.

During 2011, the Company’s Board of Directors held five regular meetings (the Company’s annual meeting of shareholders and Directors and quarterly meetings).  In 2011, five of six Directors attended the Company’s annual meeting.  Each director except Mr. Valle attended at least 75% of all meetings of our board of directors and committees on which he or she served that were held during such Director’s term during 2011.  Shareholders of the Company may send communications to the Board of Directors via the Company’s Investor Relations department, which makes such communications available to the Directors as appropriate, to LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053, telephone (847) 967-1010, fax (847) 967-6558.  The Investor Relations department can be reach via email at: info@lifeway.net.

Related Transactions.

We have determined that there are no related party transactions in excess of the lesser of $120,000 or 1% of the average of the Company’s total assets for each of 2010 and 2011, since the beginning of 2010 or currently proposed, involving the Company.

Director Independence.

In evaluating director independence, the Company has adopted the definition set forth in Rule 4200 of the NASDAQ Marketplace Rules.  The Company’s board of directors, taking into consideration the relationship described above has determined that of the Company’s current directors, Pol Sikar, Renzo Bernardi and Eugene Katz were independent of management.

Board Committees.

Up until the expiration of Mr. Katz’s term at the Annual Meeting, the Company’s Audit Committee (the “Audit Committee”) consisted of Messrs. Sikar, Bernardi and Katz.  The Company’s Board of Directors examined the qualifications of its Audit Committee members and has determined Mr. Katz to be an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC, and all of the Audit Committee members have an understanding of finance and accounting and are able to read and understand fundamental financial statements.  Audit Committee members are appointed by the full Board.

The functions of the Audit Committee are to review the Company’s internal controls, accounting policies and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; to review the services and fees of the independent auditors, including pre-approval of non-audit services and the auditors’ independence; and to recommend to the Board of Directors for its approval and for ratification by the shareholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company.

The Board of Directors does not have a standing nominating committee, compensation committee or any committees performing similar functions.  As there are only six Directors currently serving on the Board, it is the view of the Board that at least a majority of the Directors should participate in the process for the nomination and review of potential Director candidates and for the review of the Company’s executive pay practices.  Accordingly, Julie Smolyansky and Ludmila Smolyansky, who are not considered independent, participate in the nominating process and the Company’s executive compensation practices, in each case together with the independent directors.  It is the view of the Board that participation of at least a majority of Directors in the duties of the nominating and compensation committees ensures not only as comprehensive as possible a review of Director candidates and executive compensation, but also that the views of independent, employee and shareholder Directors are considered.

The Board does not have any formal policy regarding the consideration of director candidates recommended by shareholders; any recommendation would be considered on an individual basis.  The Board believes this is appropriate due to the lack of such recommendations made in the past, and its ability to consider the establishment of such a policy in the event of an increase of such recommendations.  Accordingly, there have been no material changes to the procedure by which any security holder may recommend nominees to the Board.  The Board welcomes properly submitted recommendations from shareholders and would evaluate shareholder nominees in the same manner that it evaluates a candidate recommended by other means.  The deadline for submitting nominees to the Board is January 25, 2013.  Shareholders may submit candidate recommendations by mail to LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053.  With respect to the evaluation of director nominee candidates, the Board has no formal requirements or minimum standards for the individuals that it nominates.  Rather, the Board considers each candidate on his or her own merits.  However, in evaluating candidates, there are a number of factors that the Board generally views as relevant and is likely to consider, including the candidate’s professional experience, his or her understanding of the business issues affecting the Company, his or her experience in facing issues generally of the level of sophistication that the Company faces, and his or her integrity and reputation.  With respect to the identification of nominee candidates, the Board has not developed a formalized process.  Instead, its members and the Company’s senior management have recommended candidates whom they are aware of personally or by reputation.

The Company does not currently have a formal process for shareholders to send communication to the Board.  In the opinion of the Board, it is appropriate for the Company not to have such a formal process in place because the Board believes there is currently not a need for a formal policy due to, among other things, the limited number of shareholders of the Company and the infrequency of such communications in the past. While the Board will, from time to time, review the need for a formal policy, at the present time, shareholders who wish to contact the Board may do so by submitting any communication to the Company at LIFEWAY FOODS, INC., 6431 W. OAKTON, MORTON GROVE, IL 60053 with an instruction to forward the communication to a particular Director or the Board as a whole.

During 2011 through the date of this Proxy Statement, Ludmila Smolyansky, Julie Smolyansky and Edward Smolyansky collectively controlled more than 50% of the voting power of our Common Stock.  See “Security Ownership of Certain Beneficial Owners and Management,” below.  Consequently, we are a “controlled company” under applicable Nasdaq rules.  Under these rules, a “controlled company” may elect not to comply with certain Nasdaq corporate governance requirements, including requirements that: (i) a majority of the board of directors consist of independent directors; (ii) director nominees be selected or recommended to the board of directors for selection by a majority of the independent directors or by a nominating committee composed solely of independent directors; and (iii) compensation of officers be determined or recommended to the board of directors by a majority of its independent directors or by a compensation committee that is composed entirely of independent directors.  We have elected to use each of these exemptions.

Oversight of Risk Management.

The Company’s management is responsible for assessing and managing Lifeway’s exposure to various risks.  Responsibility for risk oversight by the Board of Directors lies with the entire Board. Therefore,  the responsibility for the administration of this risk oversight lies primarily with the Board’s leadership.

The Company’s principal risks exist in the potential for rising milk prices, the Company’s primary raw material,  and from competitors producing dairy-based probiotic products.  The Board addresses at least annually the principal current and future risk exposures of the Company.  The Board receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputation risks.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company.  The Audit Committee consists of three directors, Messrs. Sikar, Bernardi and Katz, each of whom is an independent director in accordance with the Securities and Exchange Act of 1934 (the “Exchange Act”) and the Nasdaq listing standards.  In accordance with the Exchange Act and the Nasdaq listing standards, Messrs. Sikar, Bernardi and  Katz are the Company’s only independent directors.  Mr. Sikar is the Chairperson of the Audit Committee.  Each of the Audit Committee members has an understanding of finance and accounting and is able to read and understand fundamental financial statements.  To the extent Company employees are aware of any financial irregularities, the Audit Committee has been designated to receive such information in a confidential manner.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with the Company’s management and the independent auditors, Plante & Moran, PLLC (“Plante”).  Additionally, the Audit Committee discussed with Plante matters as required by the Statement of Auditing Standards No. 61, which included Plante’s judgments as to the quality not just the acceptability of the financial statements, changes in accounting policies and sensitive accounting estimates.

Plante provided the Audit Committee with written disclosures and a letter required by Independence Standards Board Standard No. 1 (“ISB Standard No. 1”).  ISB Standard No. 1 requires Plante to (i) disclose in writing all relationships between Plante and related entities and the Company and its related entities, in Plante’s professional judgment, that may reasonably be thought to bear on independence; (ii) confirm that, in Plante’s professional opinion, they are independent of the Company within the meaning of the federal securities laws and (iii) discuss Plante’s independence with the Audit Committee.  The Audit Committee discussed with Plante its independent status.

The Audit Committee amended and restated its written charter governing its actions effective December 17, 2003.  The Audit Committee reviews and reassesses the charter annually.  The Company is required to attach the charter as an appendix to the Company’s proxy statement every three years and filed the charter with its proxy statement for the 2011 annual meeting.

Based on the Audit Committee’s review of the year-end audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The Audit Committee:
Pol Sikar, Director
Renzo Bernardi, Director
Eugene B. Katz, Director

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Lifeway Audit Committee (the “Committee”), comprised of Messrs. Sikar, Bernardi and Katz, pre-approved Plante & Moran, PLLC as the Company’s independent auditor for the year-ended December 31, 2011 and has adopted the following guidelines regarding the engagement of the Company’s independent auditor to perform services for the Company:

For audit services (including statutory audit engagements as required under local country laws), the independent auditor will provide the Committee with an engagement letter during the January-March quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee at its first or second quarter meeting.

The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, the Company’s management will submit to the Committee for approval (during the second or third quarter of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Committee will approve both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Committee delegates to either member thereof the authority to amend or modify the list of approved permissible non-audit services and fees. Either member will report action taken to the Committee at the next Committee meeting.

The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee. The Chief Financial Officer will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table as of December 31, 2010 and December 31, 2011

Name	Year	Salary	Bonus	Stock Awards(a)	All other Comp.	Total

Julie Smolyansky, CEO and President (1)	2011 2010	$585,874 $530,000	$75,000 $75,000	$0 $55,087	$27,126 $22,726 (5)	$688,000 $682,813
Edward P. Smolyansky, CFO Chief Accounting Officer and Treasurer (2)	2011 2010	$571,318 $530,000	$100,000 $110,000	$0 $55,087	$29,832 $28,792 (6)	$701,150 $723,879
Valeriy Nikolenko, Vice President of Operations and Secretary (4)	2011 2010	$91,800 $122,000	$40,000 $40,000	$0 $5,508	$18,500 $15,930 (7)	$150,300 $183,438

NOTES TO SUMMARY COMPENSATION TABLE

(a)	The amounts in this column reflect the aggregate grant date fair value for stock awards computed in accordance with FASBASC Topic 718. No stock awards were granted in 2011.

(1)
The Board appointed Julie Smolyansky as the CEO, CFO, President and Treasurer of the Company on June 10, 2002.  From September 21, 1998 until such appointments, she had been Director of Sales and Marketing of the Company. Since November 2004, Ms. Smolyansky has served solely as CEO and President.

(2)	The Board appointed Edward Smolyansky as the CFO, Chief Accounting Officer and Treasurer of the Company in November 2004.

(3)
The Company approves, on an annual basis, the payment to Ludmila Smolyansky of salary and bonus as other compensation for continuing advisory services to the Company and in light of her extensive experience. Ludmila Smolyansky devotes as much time as necessary to the business of the Company.

(4)	The Board appointed Valeriy Nikolenko as the Vice President of Operations and Secretary of the Company in December 1993.

(5)
Represents (i) the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of the following named executive officer, Julie Smolyansky:  $0 for 2011; and (ii) the following amounts related to personal usage of automobiles leased by the Company, and related insurance and fuel, for 2011:  $13,126 for of lease payments, $12,000 for insurance premiums and $2,000 for fuel.

(6)
Represents (i) the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of the following named executive officer, Edward Smolyansky:  $16,500 for 2011; and (ii) the following amounts related to personal usage of automobiles leased by the Company, and related insurance and fuel, for 2011:  $7,132 for lease payments, $4,200 for insurance premiums and $2,000 for fuel.

(7)
Represents (i) the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of the following named executive officer, Val Nikolenko:  $5,300 for 2011; and (ii) the following amounts related to personal usage of automobiles leased by the Company, and related insurance and fuel, for 2011:  $7,080 for lease payments, $4,200 for insurance premiums and $2,000 for fuel.

The Company does not maintain any formal bonus or cash incentive plans or arrangements. However, the Board determines bonus awards, if any, on an annual basis.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Julie Smolyansky has an employment agreement (the “Employment Agreement”) with the Company pursuant to which she serves as Chief Executive Officer. Pursuant to the Employment Agreement, Ms. Smolyansky is entitled to an annual base salary and an annual bonus subject to such incentive bonus targets and plans which the Company may adopt from time to time. The Company has not currently set any such targets in advance or adopted any such plans. In lieu thereof, the Board of Directors determines Ms. Smolyansky’s salary and a discretionary bonus on an annual basis concurrently with determining amounts for other executive officers. In the event that (a) Ms. Smolyansky is terminated other than for Cause (as defined therein) or (b) Ms. Smolyansky terminates her employment for Good Reason (as defined therein) or death, then Ms. Smolyansky is entitled to a lump sum payment consisting of (y) twice her then-current base salary and (z) the aggregate of the annual bonus for which she is then eligible under the Employment Agreement and any plans.

There are no employment agreements with other executive officers (written or unwritten).

On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the “Lifeway Foods, Inc. Consulting and Services Compensation Plan” (the “Plan”) covering 1,200,000, as adjusted, shares of its Common Stock. The Plan was adopted by the Company on June 5, 1995. Pursuant to such Plan, the Company may issue common stock or options to purchase common stock to certain consultants, service providers, and employees of the Company.  There were a total of approximately 940,000 shares eligible for issuance under the Plan at December 31, 2011.  The option price, number of shares, grant date, and vesting terms of awards granted under the Plan are determined at the discretion of the Company’s Board of Directors.

Outstanding Equity Awards At December 31, 2011

As of December 31, 2011, there were no stock options outstanding or exercisable and no unvested stock awards.

There are no agreements with the named executive officers that provide for payments in connection with resignation, retirement, termination of employment or change in control other than the Employment Agreement described above.

Equity Compensation Plan Information
Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	0	$0	940,000
Equity compensation plans not approved by security holders	0	$0	---
Total	0	$0	---
_____________________
*All of Lifeway’s equity compensation plans have been approved by its shareholders.  The only Securities remaining available for issuance are under the Plan the terms of which are described in the narratives following the  Summary Compensation Table above.

Director Compensation as of December 31, 2011
Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Ludmila Smolyansky	$693,440 (1)	$23,060 (2)	$716,500
Pol Sikar	$2,000	--	$2,000
Renzo Bernardi	$2,000	--	$2,000
Julie Oberweis	$0	--	$0
Eugene Katz	$1,000	--	$1,000

(1)
Of the Fees Paid in Cash, $693,440 represents the annual fees paid to Ms. Smolyansky for her services as a consultant to the Company.  Ms. Smolyansky did not receive any additional retainer fees or other meeting attendance fees in her capacity as a director.

(2)
Represents (i) the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of Ludmila Smolyansky:  $16,860 for 2011; and (ii) $4,200 for insurance premiums and $2,000 for fuel.

During 2011, each outside (non-employee) director other than Ms. Ludmila Smolyansky was compensated at the rate of $500 per non-annual meeting attended. No employee director (Julie Smolyansky) nor any Director serving as the nominee of Danone (Gustavo Carlos Valle) was compensated as a Director during 2011.  Ms. Oberweis resigned in the first quarter of 2012 and therefore did not attend any board meetings during 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s Common Stock, the Company’s only outstanding class of securities, as of May 8, 2012 by (a) each shareholder known by the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, (b) each of the Company’s directors, (c) each of the Company’s executive officers named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Ludmila Smolyansky(3,6)	7,430,484	45.4%
Julie Smolyansky(3,7)	549,265	3.4%
Edward Smolyansky(3)	312,546	1.9%
Pol Sikar(3)	3,000	*
Renzo Bernardi(3)	14,900	*
Gustavo Carlos Valle (3,4)	0	*
Eugene B. Katz(3)	0	*
Val Nikolenko	5,000	*
All Directors and Officers of the Company as a Group (Eight persons in total)	8,315,195	50.8%
Danone Foods, Inc.	3,454,756	21.1%
Mario J. Gabelli(5)	831,805	5.1%
_____________________
*Less than .01%.

NOTES TO BENEFICIAL OWNERSHIP TABLE

(1)
With the exception of Gustavo Carlos Valle and Danone Foods, Inc., the address for all Directors and shareholders listed in this table is 6431 Oakton St., Morton Grove, IL 60053. The address of Gustavo Carlos Valle and Danone Foods, Inc. is 100 Hillside Avenue, White Plains, NY 10603-2861.

(2)	Based upon 16,379,417 shares of Common Stock outstanding as of May 8, 2012.

(3)	A director or officer of the Company.

(4)	Mr. Valle is also an officer of the Dannon Company, Inc., which is an affiliate of Danone Foods, Inc.

(5)
Mr. Gabelli directly or indirectly controls or acts as the chief investment officer of Gabelli funds, LLC, GAMCO Asset Management, Inc. and Teton Advisors, Inc.  The 831,805 shares of the Company's common stock that Mr. Gabelli may be deemed to beneficially own, include (i) 5,500 shares held directly by Mr. Gabelli, (ii) 326 shares held by Gabelli Funds, LLC, (iii) 286,305 shares held by GAMCO Asset Management, Inc., and (iv) 213,000 shares held by Teton Advisors, Inc.

(6)
Includes (a) 15,000 shares held by the Smolyansky Foundation of which Ms. Smolyansky is a trustee and (b) 7,415,484 shares need by the Ludmila Smolyansky Trust 2/1/05, of which Ms. Smolyansky is the trustee.

(7)	Includes 5,000 shares held by Ms. Smolyansky on behalf of minor children.

PROPOSAL 2: RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has designated Plante as independent auditors of the Company for the next fiscal year.  The Audit Committee and the Company have been advised by Plante that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

REQUIRED VOTE

An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Plante.  Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority.  An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.  In the event that ratification of the appointment of Plante as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 2011), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

During the two most recent fiscal years, there have been no disagreements with Plante on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable event.

Representatives of Plante are not expected to be present at the Meeting.

AUDIT FEES

In 2011 and 2010, Plante & Moran, PLLC, billed Lifeway approximately $247,711 and $186,665, respectively, for professional services rendered for the audit of Lifeway’s annual financial statements and review of financial statements included in Lifeway’s Forms 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements in 2010 and 2011.

AUDIT-RELATED FEES

None.

TAX FEES

No professional services were rendered by Plante & Moran, PLLC to Lifeway regarding tax advice, tax compliance and tax planning during 2010 and 2011.

ALL OTHER FEES

No other fees were billed to Lifeway by Plante & Moran, PLLC during 2010 and 2011 other than those described in this report.

No hours expended by Plante & Moran, PLLC in its engagement to audit Lifeway’s financial statements for the most recent fiscal year were attributable to work performed by persons other than Plante’s full-time permanent employees. The Audit Committee has approved 100% of all services performed by Plante for Lifeway and disclosed above.

OTHER MATTERS

The Board of Directors knows of no other business to come before the meeting.  If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Any proposal that a shareholder may desire to present to the Company’s 2013 Annual Meeting of Shareholders must be received in writing by Val Nikolenko, the Secretary of the Company, on or before January 25, 2013, in order to be considered for possible inclusion in the Company’s proxy materials relating to such meeting.

UNTIMELY SHAREHOLDER PROPOSALS

Any shareholder proposals received by the Company after January 25, 2013 shall be considered an untimely proposal.  The Company, in its sole discretion, may consider untimely proposals for possible inclusion in its 2013 Annual Meeting proxy materials if such untimely proposals are received on or before March 31, 2013.  Any untimely shareholder proposals received after March 31, 2013 shall not be considered for possible inclusion in the Company’s 2012 Annual Meeting proxy materials.

AVAILABILITY OF PROXY MATERIALS

THE PROXY STATEMENT, THE PROXY AND THE ANNUAL REPORT ARE AVAILABLE AT www.proxyvote.com.   To view these documents, enter the 12-digit control number which appears on your Notice.  Our proxy materials and other SEC filings are also available on the Internet at our website, www.lifeway.net, and on the SEC’s EDGAR system, at www.sec.gov.

DIRECTIONS TO THE ANNUAL MEETING OF SHAREHOLDERS ARE AVAILABLE UPON REQUEST DIRECTED TO LIFEWAY’S SECRETARY AT 6431 WEST OAKTON, MORTON GROVE, IL 60053 OR (847) 967-1010.

Lifeway’s Annual Report on Form 10-K has been posted along with this Proxy Statement.  Such Annual Report is not a part of the proxy solicitation materials.  Upon receipt of a written request, Lifeway will furnish to any shareholder, without charge, an additional copy of such Annual Report (without exhibits).  Any such written request should be directed to Lifeway’s Secretary at 6431 West Oakton, Morton Grove, IL 60053 or (847) 967-1010.

BY ORDER OF THE BOARD OF DIRECTORS Ludmila Smolyansky Chairperson of the Board May 25, 2012

LIFEWAY FOODS, INC. ATTN: EDWARD SMOLYANSKY 6431 W. OAKTON MORTON GROVE, IL 60053
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors:

Nominees 01 Ludmila Smolyansky 02 Julie Smolyansky 03 Pol Sikar 04 Renzo Bernardi 05 Gustavo Carlos Valle

☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

The Board of Directors recommends you vote FOR the following proposal(s):

2.	Ratification of Plante & Moran, PLLC, as independent auditors

☐ FOR ☐ AGAINST ☐ ABSTAIN

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SIGNATURE [PLEASE SIGN WITHIN BOX]	DATE

SIGNATURE (JOINT OWNERS)	DATE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at  www.proxyvote.com.

LIFEWAY FOODS, INC.
Annual Meeting of Shareholders
July 6, 2012 2:00 P.M.
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Ludmila Smolyansky or Julie Smolyansky, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Lifeway Foods, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side